EXHIBIT 99.01

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Basingstoke, UK and Philadelphia, US – December 05, 2007 – Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SH

Notification of major interests in shares

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights
Other (please specify): New Exemption DTR 5.1.3 (4) & DTR 5.1.5 (1)	Yes

3. Full name of person(s) subject to the notification obligation:	The Goldman Sachs Group Inc
4. Full name of shareholder(s) (if different from 3.):	Goldman, Sachs & Co.
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	30 November 2007
6. Date on which issuer notified:	04 December 2007
7. Threshold(s) that is/are crossed or reached:	3%
8. Notified details:

Registered in England 5492592  Registered Office as above

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
GB00B0KQX869		Below 3%			1,929,050		0.35%
US82481R1068		Below 3%			15,656,661 (5,218,887ADRs)		2.80%

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
17,585,711	3.15%

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

The interest in 1,929,050 shares arose from an interest held by Goldman, Sachs & Co., a wholly-owned direct subsidiary of GS Inc, acting as custodian for its customers. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees), Limited.

The interest in 15,610,758 shares arose from an interest held by Goldman, Sachs & Co., a wholly-owned direct subsidiary of GS Inc, acting as custodian for its customers of 5,203,586 American Depositary Receipts (“ADRs”). These ADRs are, or will be, held at the Depositary Trust Company of New York (“DTC”).

The interest in 45,903 shares arose from an interest held by Goldman, Sachs & Co., a wholly-owned direct subsidiary of GS Inc, acting as discretionary manager of 15,301 American Depositary Receipts (“ADRs”). These ADRs are, or will be, held at the Depositary Trust Company of New York (“DTC”).

Proxy Voting:

10. Name of the proxy holder:	N/A
11. Number of voting rights proxy holder will cease to hold:	N/A
12. Date on which proxy holder will cease to hold voting rights:	N/A

13. Additional information:	General Email Contact: shareholderdisclosures@gs.com
14. Contact name:	Sean Rogers/Alex Cox
15. Contact telephone number:	44(20)7552-9205/ 44(20)774-8774

(Contact at Shire plc: Phil Griffin-Smith, Interim Deputy Company Secretary, 01256 894754)

Registered in England 5492592  Registered Office as above

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.  Shire believes that a carefully selected portfolio of products with strategically aligned and relatively small-scale sales forces will deliver strong results.

For further information on Shire, please visit the Company’s website: www.shire.com.

Registered in England 5492592  Registered Office as above